EXHIBIT 32.1


                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States
Code), the undersigned officer of Brilliant Digital Entertainment, Inc., a Delaware corporation (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-KSB for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission (the "10-KSB Report") that:

        (1)     the  10-KSB  Report  fully  complies  with the  requirements  of section 13(a) or 15(d) of the  Securities  Exchange Act of 1934;
                and

        (2) the information contained in the 10-KSB Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  April 14, 2006           /S/ KEVIN BERMEISTER
                                ----------------------------------
                                Kevin Bermeister
                                Chief Executive Officer and
                                Acting Chief Financial Officer